SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) ___April 3, 1995___


                     LIQUI-BOX CORPORATION
   (Exact name of registrant as specified in its charter)


Ohio                          0-8514                31-0628033
(State or other          (Commission File           (IRS Employer
jurisdiction of          Number)                    Identification No.)
incorporation)


6950 Worthington-Galena Road, Worthington, Ohio    43085
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (614) 888-9280


        ___________________Not Applicable________________
   (Former name or former address, if changed since last report.)


                     Page 1 of 5 Pages.

                Index  to Exhibits on Page 4.




Item 4.   Changes in RegistrantOs Certifying Accountant.

          At a meeting held on April 3, 1995, the Executive Committee of Board of Directors of Liqui-Box Corporation (the OCompanyO) dismissed the accounting firm of Ernst & Young LLP, which had served as independent public accountants for the Company and its subsidiaries prior to and until April 3, 1995. At a meeting held on April 7, 1995, the Company appointed the accounting firm of Deloitte & Touche LLP to serve as independent public accountants for the Company and its subsidiaries effective April 7, 1995. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of the Company and approved by the Executive Committee.

     The reports of Ernst & Young LLP on the financial statements for the fiscal years ended January 1, 1994, and December 31, 1994, contained no adverse opinion or disclaimer of opinion and neither of such reports was qualified or modified as to uncertainty, audit scope or accounting principles.

     There have been no disagreements between the Company or its subsidiaries and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, during the fiscal years ended January 1, 1994, and December 31, 1994, or during the period of January 1, 1995, to April 3, 1995, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

     Ernst & Young LLP has furnished to the Company a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young LLP agrees with the statements made by the Company in response to this Item 4. The Company has filed this letter of Ernst & Young LLP as Exhibit 16 to this Report.


Item 7.   Financial Statements and Exhibits

     (a) - (b) None required.

     (c)  Exhibits

          Exhibit Number      Description              Page No.

               16             Letter, dated April 10,     5
                              1995, from Ernst &
                              Young LLP, in that
                              accounting firm's
                              capacity as the former
                              independent accountants
                              of Liqui-Box Corporation
                              and its subsidiaries.



                    Page 2 of 5 Pages.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 10, 1995              LIQUI-BOX CORPORATION



                              By:  /s/ Peter J. Linn
                              Peter J. Linn
                              Senior Vice President of Finance


                     Page 3 of 5 Pages.





INDEX TO EXHIBITS


     Exhibit No.       Description                       Page No.

         16            Letter, dated April 10, 1995,        5
                       from Ernst & Young LLP, in
                       that accounting firm's capacity as
                       the former independent accoun-
                       tants of Liqui-Box Corporation
                       and its subsidiaries.


                              Page 4 of 5 pages.